UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 29, 2012

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 31st Avenue SW, Suite 60 Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01.                      Changes in Registrant’s Certifying Accountant.

(a)  On June 26, 2012, following a competitive process undertaken by the Audit Committee of the Board of Trustees (the “Audit Committee”) of Investors Real Estate Trust (the “Company”), the Audit Committee approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective as of the date of Deloitte’s completion of audit services for the fiscal year ended April 30, 2012 and the filing of the Company’s Annual Report on Form 10-K. Upon the effectiveness of the dismissal of Deloitte, the Company will file an amendment to this Form 8-K to update the disclosures required by Item 4.01 of Form 8-K.

Deloitte’s audit reports on the Company’s consolidated financial statements for the fiscal years ended April 30, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s reports on the effectiveness of internal control over financial reporting as of April 30, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte has not yet issued its report on the Company’s consolidated financial statements for the fiscal year ended April 30, 2012, and the Company has not yet filed the related Annual Report on Form 10-K (the “2012 Annual Report). Upon the issuance by Deloitte of its report on the Company’s consolidated financial statements for the fiscal year ended April 30, 2012 and the related report on internal control over financial reporting, the Company will file an amendment to this Form 8-K to provide the disclosures required by Item 304(a)(1) of Regulation S-K.

During the two fiscal years ended April 30, 2011 and 2010, and the subsequent interim period through June 26, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On June 26, 2012, the Company provided Deloitte with a copy of this Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte’s letter, dated June 29, 2012 is filed as Exhibit 16.1 to this Form 8-K.

(b) On June 26, 2012, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2013. During the two fiscal years ended April 30, 2011 and 2010, and the subsequent interim period through June 26, 2012, the Company has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 29, 2012, regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer
June 29, 2012